This is filed pursuant to Rule 497(c).
Alliance Municipal Trust File No.: 2-79807 and 811-03586


For more information about the Portfolio, the following documents are available upon request:

o Statement of Additional Information (SAI)

The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 1520
          Secaucus, New Jersey 07096
By phone: For Information and Literature:
          (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You may also find more information about Alliance ~ and the Portfolio on the Internet at: www.Alliancecapital.com

--------------------------------------------------------------------------------
Table of Contents
-----------------
RISK/RETURN SUMMARY.........................................................   2
FEES AND EXPENSES OF THE PORTFOLIO..........................................   3
OTHER INFORMATION ABOUT THE PORTFOLIO'S ....................................
OBJECTIVES, STRATEGIES AND RISKS ...........................................   3
    Investment Objectives and Strategies....................................   3
    Risk Considerations.....................................................   4
MANAGEMENT OF THE PORTFOLIO.................................................   5
PURCHASE AND SALE OF SHARES.................................................   5
    How The Portfolio Values Its Shares.....................................   5
    How To Buy Shares.......................................................   6
    How To Sell Shares......................................................   6
    Other...................................................................   6
DIVIDENDS, DISTRIBUTIONS, AND TAXES.........................................   7
DISTRIBUTION ARRANGEMENTS...................................................   7
GENERAL INFORMATION.........................................................   7
--------------------------------------------------------------------------------
                                                           SEC File No. 811-3586
                                                                     AMTNCPRO401



--------------------------------------------------------------------------------

Alliance
Municipal
Trust

--------------------------------------------------------------------------------

o North Carolina Portfolio

Prospectus
May 1, 2001

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

      This Prospectus describes the North Carolina Portfolio of Alliance Municipal Trust. The Portfolio's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolio. You will find additional information about the Portfolio, including a detailed description of the risks of an investment in the Portfolio, after this summary.

      Objectives: The investment objectives of the Portfolio are safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income exempt from income taxation to the extent described in this Prospectus.

      Principal Investment Strategy: The Portfolio is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Portfolio pursues its objectives by investing in high-quality municipal securities of North Carolina issuers. The Portfolio is non-diversified and only offered to residents of North Carolina.

      Principal Risks: The principal risks of investing in the Portfolio are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolio's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolio's investments will have its credit ratings downgraded.

      o Municipal Market Risk. This is the risk that special factors, such as political or legislative changes and local and business developments, may adversely affect the yield or value of the Portfolio's investments. Because the Portfolio invests a large portion of its assets in municipal securities issued by North Carolina or its political subdivisions, it is vulnerable to events adversely affecting North Carolina, including economic, political or regulatory occurrences.

      o Diversification Risk. The Portfolio is not diversified and can invest more of its assets in a relatively small number of issuers with a greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio.

      Another important thing for you to note:

      An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance and Bar Chart Information

      There is no performance table or bar chart for the Portfolio because it has not completed a full calendar year of operations.

      You may obtain current seven-day yield information for the Portfolio by calling (800) 221-9513 or your financial intermediary.

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIO
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

      Management Fees ..................................................   .50%
      Distribution (12b-1) Fees ........................................   .25%
      Other Expenses* ..................................................   .70%
                                                                          ----
      Total Portfolio Operating Expenses* ..............................  1.45%
      Waiver and/or Expense Reimbursement* .............................  (.45)%
                                                                          ----
      Net Expense ......................................................  1.00%

EXAMPLES*

The examples are to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                                        Examples
                                                                        ========
      1 Year............................................................  $102
      3 Years...........................................................  $318

----------

* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of the Portfolio's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses so that the Portfolio's expense ratio does not exceed 1.00%. "Other Expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIO'S OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolio.

      Please note:

      o Additional descriptions of the Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolio's Statement of Additional Information or SAI.

      o There can be no assurance that the Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolio's investment objectives and strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of the Portfolio are safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income exempt from income taxation to the extent described in this Prospectus.

      As a money market fund, the Portfolio must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Portfolio's investments. Under that Rule, the Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

      The Portfolio pursues its objectives by investing in high-quality municipal securities and, as a matter of fundamental policy, normally will invest at least 80% of its total assets in these securities. Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance believes that suitable municipal securities of North Carolina are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income or other state tax.

      The Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

      As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of North Carolina or its political subdivisions, or otherwise exempt from North Carolina state income tax. The Portfolio also may invest in restricted securities
(i.e., securities subject to legal or contractual restrictions or resale).

      Municipal Securities. The Portfolio's investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      The Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. In addition, the Portfolio may purchase when-issued securities.

      Taxable Money Market Securities. The Portfolio's investments of up to 20% of its total assets in taxable money market securities may include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

      Temporary Defensive Position. For temporary defensive purposes when financial, economic, or market conditions warrant, the Portfolio may invest any amount of its assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives.


Risk Considerations

      The Portfolio's principal risks are interest rate risk, credit risk and municipal market risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

      The quality and liquidity of certain of the Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. Alliance continuously monitors the credit quality of third parties; however, changes in the credit quality of one of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      Municipal market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfo-lio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio invests a large portion of its assets in municipal securities issued by North Carolina or its political subdivisions, it is vulnerable to events adversely affecting North Carolina, including economic, political or regulatory occurrences. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

      The Portfolio may invest up to 10% of its net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolio also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended result.

--------------------------------------------------------------------------------
                           MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

      The Portfolio's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented assets of investment companies). As of December 31, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nations FORTUNE 100 companies), for public employee retirement funds in 41 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by Alliance, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

      Under its Advisory Agreement with the Portfolio, Alliance provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, the Portfolio pays Alliance a fee at an annualized rate of .50% of the first $1.25 billion of the average daily value of the Portfolio's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily value of the Portfolio's net assets in excess of $3 billion.

      Alliance makes significant payments from its own resources, which may include the management fees paid by the Portfolio, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of the Portfolio's shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Portfolio Values Its Shares

      The Portfolio's net asset value or NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 p.m. and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase shares of the Portfolio through your financial intermediary. If you do not have a financial intermediary, you may purchase the Portfolio's shares directly from Alliance Global Investor Services, Inc. or AGIS. An Application Form is required when purchasing shares directly. To obtain an Application Form, please telephone AGIS toll-free at (800) 237-5822. In addition you may obtain information about the Portfolio, purchasing shares, or other Portfolio procedures by calling this number or your financial intermediary.

      Minimum Investment Amounts:
      o Initial                                                           $1,000
      o Subsequent                                                          $100
      o Minimum Maintenance Amount                                          $500

      These minimums do not apply to shareholder accounts maintained through financial intermediaries, which may maintain their own minimums.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft payable to your financial intermediary, who will deposit it into the Portfolio. Please indicate your brokerage account number.

      By Sweep:

      Your brokerage firm may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep requirements are.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Portfolio business day by contacting your financial intermediary. If you do not maintain your shares through a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Portfolio is reasonably satisfied the check or electric funds transfer has cleared (which may take up to 15 days).

      You may also redeem your shares:

      By Sweep:

      If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

      By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your financial intermediary. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Portfolio has two transaction times each Portfolio business day, 12:00 p.m. and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Portfolio offers a variety of shareholder services. For more information about these services, telephone AGIS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolio's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in a compounding growth of income. The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. The Portfolio's distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income.

      Distributions to you out of tax-exempt interest income earned by the Portfolio are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a tax preference item for purposes of the Federal individual and corporate AMT.

      It is anticipated that individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the Portfolio to the extent such distributions are either (i) exempt from Federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; Guam, Puerto Rico or the Virgin Islands including the governments thereof or their agencies, instrumentalities and authorities or
(ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the Portfolio complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from Federal income tax under Section 103(a) of the Code.

      Other distributions from the Portfolio (except distributions of capital gains attributable to the sale by the Portfolio of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax. Shares of the Portfolio will not be subject to an intangibles tax in North Carolina.

      Each investor should consult his or her own tax advisor to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolio.

      Each year shortly after December 31, the Portfolio will send you tax information stating the amount and type of all of its distributions for the year.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and service fees in connection with the distribution of its shares. The Portfolio pays these fees in the amount of 0.25% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase or sell shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                     (This page left intentionally blank.)

 (LOGO)                                  ALLIANCE MUNICIPAL TRUST
                                       - North Carolina Portfolio
____________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                           May 1, 2001
____________________________________________________________

                        TABLE OF CONTENTS


                                                             Page

Investment Objectives and Policies.........................

Investment Restrictions....................................

Management.................................................

Purchases and Redemption of Shares.........................

Additional Information.....................................

Daily Dividends-Determination of Net Asset Value...........

Taxes......................................................

General Information........................................

Appendix A-Description of Municipal Securities.............

Appendix B-Description of Securities Ratings...............


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Portfolio's current Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.
__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_________________________________________________________________

         Alliance Municipal Trust (the "Fund") is an open-end management investment company. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since formation in January 1983. Effective November 1, 1991, the Fund's former name of Alliance Tax-Exempt Reserves was changed to Alliance Municipal Trust. The Fund consists of eleven distinct Portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio, the Massachusetts Portfolio, the Pennsylvania Portfolio, the Ohio Portfolio and the North Carolina Portfolio, each of which is, in effect, a separate fund issuing a separate class of shares. This Statement of Additional Information relates solely to the North Carolina Portfolio (the "Portfolio"). The investment objectives of the Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. The Portfolio pursues its objectives by investing in high quality municipal securities having remaining maturities of 397 days or less (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), and, except when the Portfolio assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of the Portfolio's total assets will be invested in municipal securities. While the Portfolio may not change any "fundamental" policy without shareholder approval, the other investment policies set forth in this Statement of Additional Information may be changed by the Portfolio upon notice but without such approval. There can be no assurance, as is true with all investment companies, that the Portfolio will achieve its investment objectives.

         Although the Portfolio may invest up to 20% of its total assets in taxable money market securities, substantially all of the Portfolio's income normally will be tax-exempt. The Portfolio may purchase municipal securities issued by other states if Alliance Capital Management L.P. ("Alliance" or the "Adviser") believes that suitable municipal securities of North Carolina are not available for investment. To the extent of its investments in other states' municipal securities, the Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

         To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of North Carolina tax. As a matter of fundamental policy, the Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high quality municipal securities issued by the State of North Carolina or its political subdivisions, or otherwise exempt from North Carolina state income taxes. For purposes of this policy, municipal securities include municipal securities issued by United States territories or possessions such as Puerto Rico, or otherwise exempt from North Carolina state income taxes, and net assets include the amount of the Portfolio's borrowings for investment purposes.
The Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"), will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Portfolio are offered only to North Carolina residents.

         Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the Portfolio should consider the greater risks of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of North Carolina issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Portfolio is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified investment company. (See below "Special Risk Factors of Concentration in a Single State.")

         To the extent suitable North Carolina municipal securities are not available for investment by the Portfolio, the Portfolio may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes, but non-corporate shareholders will be subject to North Carolina income tax on such dividends.

Municipal Securities

         The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Portfolio invests are limited to those obligations which at the time of purchase:

    1.   are backed by the full faith and credit of the United
States; or

    2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by the Adviser to be of comparable quality. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act

         The Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two "NRSROs" or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

         Under Rule 2a-7, with respect to 75% of its assets, the Portfolio may not invest more than 5% of its assets in the securities of any one issuer other than the United States

Government, its agencies and instrumentalities. Government securities are considered to be first tier securities. In addition, the Portfolio may not invest in a conduit security that has received, or is deemed comparable in quality to a conduit security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

Alternative Minimum Tax

         The Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law,
(1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, although for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

Taxable Securities And Temporary Defensive Position

         Although the Portfolio is, and expects to be, largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, the Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolio is investing for temporary defensive purposes, it may not achieve its investment objectives. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of the Portfolio's investment, and the Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the Portfolio include those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
              Corporation; or

         3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements

         The Portfolio may also enter into fully collateralized repurchase agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. The Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities, which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the
Portfolio might be delayed in selling the collateral.   Pursuant
to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

         The Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although the Portfolio has not entered into, nor has any plans to enter into, such agreements.

Adjustable Rate Obligations

         The interest rate payable on certain municipal securities in which the Portfolio may invest, called "adjustable" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of the Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by the Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions.
Such guarantees will be considered in determining whether a municipal security meets the Portfolio's investment quality requirements.

         Adjustable rate obligations purchased by the Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives the Portfolio an undivided interest in certain such bonds. The Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolio will comply with Rule 2a-7 with respect to its investments in adjustable rate obligations supported by letters of credit. The Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by the Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Portfolio are valued at zero in determining net asset value. Where the Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Portfolio's portfolio of securities.

When-Issued Securities

         Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but the Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value.

Illiquid Securities

         The Portfolio will not invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities.) As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and securities subject to legal or contractual restrictions on resale. Restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

General

         Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that the Portfolio's objectives will be achieved. The achievement of the Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission (the "Commission"), although there have been proposals which would require registration in the future. The Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, the Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.)

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

         Except as otherwise provided above, the Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. However, the Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

         Restricted Securities. The Portfolio may also purchase restricted securities, including restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, such as securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Commission has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

        (i) the frequency of trades and quotations for the security;

       (ii) the number of dealers making quotations to purchase or sell the security;

      (iii) the number of other potential purchasers of the security;

       (iv) the number of dealers undertaking to make a market in the security;

        (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
              and

       (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

       (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

      (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

Asset-Backed Securities

         The Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the Portfolio versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of North Carolina's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining the Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

NORTH CAROLINA PORTFOLIO

         The following summary is included for the purpose of providing a general description of credit and financial conditions of North Carolina and is based on information obtained from an Official Statement, dated August 23, 2000, relating to $300,000,000, State of North Carolina, General Obligation Public Improvement Bonds, Series 2000A. The summary is not intended to provide a complete description of the state. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material respects. The summary does not provide specific information regarding all securities in which the Fund is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

General Description

         The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,722 square miles. During the period from 1980 to 1990 the State experienced a 12.8% increase in population, growing to 6,632,448 persons and maintaining its position as the tenth most populous state. According to the North Carolina Office of State Budget, Planning and Management, the State's estimated population as of July 1999 was 7,650,700. The State has six municipalities with populations in excess of 100,000.

Economic Characteristics

         The economic profile of the State consists of a combination of industry, agriculture and tourism.
Nonagricultural wage and salary employment accounted for approximately 3,866,100 jobs in 1999. The largest segment of jobs was approximately 802,700 in manufacturing. Based on July 1999 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 1999, per capital income in the State grew from $16,674 to $26,220, an increase of 57.3%. The Employment Security Commission estimated the seasonally adjusted unemployment rate in June 2000 to be 3.6% of the labor force, as compared with an unemployment rate of 4.0% nationwide. According to the Employment Security Commission, the labor force has grown from 2,855,200 in 1980 to 3,874,500 in 1999, an increase of 36%.

         The labor force has undergone significant changes during recent years. The State has moved from an agricultural economy to a service and goods producing economy. Due to the wide dispersal of non-agricultural employment, North Carolina citizens have been able to maintain to a large extent, their rural habitation practices.

         North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 21% of the total non-agricultural workforce. North Carolina has the fourth highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totaled $163.7 billion in 1998, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products and furniture and is among the largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment.

         More than 800 international firms have established a presence in the State. Charlotte is the second largest financial center in the country based on assets of banks headquartered there. Bank of America, N.A., the nation's largest bank, is based in Charlotte. The strength of the State's manufacturing sector, especially industrial machinery and equipment as well as the chemicals industry, also supports the growth in exports. The 1999 annual statistics showed $16.3 billion in exports, thirteenth among the States in export trade.

         Agriculture is a basic element in the economy of the State. Gross agricultural income was in excess of $6.7 billion in 1999, placing the State eighth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 33% of gross agricultural income. The pork industry provides approximately 13% of the gross agricultural income. The tobacco industry remains important to the State providing approximately 12% of gross agricultural income. In 1999, the State also ranked third in the nation in net farm income. Nursery and greenhouse products accounted for an increasing share of gross agricultural income, providing approximately 15% in 1999.

         The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation.

         According to the State Commissioner of Agriculture, the State ranks first in the nation in the productions of all tobacco, flue-cured tobacco, turkeys and sweet potatoes and second in hog production, trout and cucumber and Christmas tree production. The State ranks third in poultry and egg products. In 1999 there were approximately 58,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $46 billion annually to the State's economy, accounts for nearly 25% of the State's income and employs approximately 22% of the State's work force.

         On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to the settlement agreement. The settlement agreement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation to comply with the Consent Decree and to help communities in North Carolina injured by the decline of tobacco. The foundation will receive 50% of the settlement payments. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement payments.

         North Carolina is also one of 14 states that has entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period which began in 1999.

         The North Carolina Department of Commerce, Division of Tourism, Film and Sports Development, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $11.4 billion economic impact in 1999 represents a 5.8% increase over 1998. The North Carolina travel and tourism industry directly supports 191,000 jobs, or 5.1% of total non-agricultural employment.

Government

         State governmental powers are divided among the legislative, executive and judicial branches.

         The General Assembly, the legislative branch, is composed of the 50-member Senate and 120-member House of Representatives and has three major functions: to enact general and local laws governing the affairs of the State, to provide and allocate funds for operating State government by enacting revenue and appropriation laws, and to study regulation and funding aspects of State operations. The main work of the General Assembly is the enactment of legislation. The General Assembly is required by law to meet on a biennial basis, a budget being adopted for each biennium. For the past 20 years the General Assembly has met annually for the purpose of reviewing the State's budget and financial condition.

         The Governor, elected for a four-year term, is the chief officer of the executive branch. He functions as director of the budget, with responsibilities for all phases of budgeting from initial preparation to final execution. He is commander-in-chief of the State military and is chairman of the Council of State, which is composed of the elected officials of the executive branch. The Constitution of the State permits the Governor and Lieutenant Governor to serve two conservative terms. The Governor has the power to veto budgetary and certain other legislative matters.

         The judicial branch administers, through a unified system of courts, the judicial powers of the State in the areas of civil and criminal law.

Revenue Structure

         The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund, the Highway Fund and the Highway Trust Fund. The taxes described below produce a majority of the State's tax revenue. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle licenses tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a captitation or "poll" tax.

General Fund

         The proceeds of the taxes hereinafter described are deposited in the General Fund.

Tax Revenue

         Individual Income Tax -- State taxable income is determined by making certain statutory adjustments to federal taxable income. State tax due is computed under a three-tiered bracket system with tax rates of 6%, 7% and 7.75%; the breaking points for the higher marginal tax rates vary according to filing status. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

         Corporation Income Tax -- A tax is levied at the rate of 6.9% on net income of both foreign and domestic corporations.
Net income is derived by making certain adjustments to the federal taxable net income of corporations such as taxes on income and excess profits and interest on obligations of the United States. Corporations having income both within and without the State apportion their income according to a three factor formula based on payroll, sales (double weighted) and value of property. Alternative formulas may be utilized with the approval of the Secretary of Revenue. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

         Sales and Use Tax -- A general tax rate of 4% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. Preferential tax rates are also levied on sales, use or rental of specific types of property and services.

         Highway Use Tax on Motor Vehicle Rentals -- Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. A 3% highway use tax is levied on the retail sale of motor vehicles with a maximum ceiling of $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles (same maximums per vehicle as described above) purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

         Corporation Franchise Tax -- A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. The bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State.

         Other Taxes -- Other taxes levied for support of the General Fund include a piped natural gas tax, alcoholic beverage tax, insurance tax, estate tax, tobacco products tax, a gift tax, freight care tax, and various privilege taxes.

Constitutional Provision

         The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

Executive Budget Act

         The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The act requires the adoption of a balanced budget. General Statute 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The North Carolina Constitution provides that any such reduction in appropriations shall be made "after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reductions arises.

State Budget

         The total State budget is supported from four primary sources of funds: (1) General Fund tax and nontax revenue, (2) Highway Fund and Highway Trust Fund tax and nontax revenue, (3) federal funds and (4) other receipts, generally referred to as departmental receipts.

         Federal funds comprise approximately 25% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

         Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sale of goods and services, grants, and various other receipts. These receipts represent approximately 8% of the total State budget.

         All funds presented to and reviewed by the General Assembly and as to which the General Assembly takes dispositive action are considered "appropriated" or authorized by the General Assembly. Expenditures authorized from General Fund Revenue, Highway Fund Revenue and Highway Trust Fund Revenue are referred to as General Fund Appropriations, Highway Fund Appropriations and Highway Trust Fund Appropriations, respectively.

Authorized Biennial Budget

         Pursuant to the State's constitution, the State's budget is established biannually. The current biennium covers the period from July 1, 1999 to June 30, 2001. The budget for each
July 1 to June 30 fiscal year is required to be balanced.

         The General Fund appropriation is supported from four major sources of funds: (1) funds remaining from the previous fiscal year, referred to as the "Beginning Fund Balance": (2) tax revenue, including sales, individual and corporate taxes; (3) non-tax revenue, including court fees and investment income from state funds, and (4) transfers from the Highway Fund and the Highway Trust Fund.

         The General Fund continuation appropriations represent the appropriations necessary to maintain current levels of funding, excluding capital improvements, and provide for mandated increases. The General Fund continuation appropriations include inflationary increases related to medical costs associated with the medicaid programs, and other similar services mandated by State and Federal laws. In addition, other increases are reflected in increased costs associated with public school enrollment and staffing and operating prison facilities or other state facilities expected to be completed in the biennium.

         The 1999 Session of the General Assembly established the budget for the current biennium and its two fiscal years. The initial biennial budget increased General Fund appropriation support for departmental operating budgets by $610.5 million and $288.9 million in 1999-2000 and 2000-2001, respectively, and authorized continuation funding of $11.986 billion for 1999-2000 and $12.6 billion for 2000-2001. Major new programs included funding for planned expansion to existing programs and funded new initiatives for education, children, environmental programs, human services and economic development.

         Extraordinary events occurred during the 1999-2000 fiscal year that caused significant stress on the budget for the fiscal year. In the fall of 1999 the State was the victim of two major hurricanes, Hurricane Dennis and Hurricane Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating of $836.6 million for disaster relief programs.
The General Assembly funded $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from departmental operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and unappropriated fund balance. In addition, during 1998 and 1999 the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.239 billion ($400 million of this amount was paid in the 1998-1999 fiscal year). In addition, actual revenues received during the 1999-2000 fiscal year were below budget, in part on account of the two hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

         On account of the stress caused by these events on the budget for the 1999-2000 budget year, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for the 2000-2001 fiscal year would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30 resulted in overstated revenues for the 1999-2000 fiscal year by that amount. Because of the presence of these revenues, additional adjustments to balance the 1999-2000 budget were not required. The payment of these refunds after June 30, 2000 will result in a decrease in revenues for the 2000-2001 fiscal year by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year's budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after June 30, 2000 for services rendered before that date. This deferral made resources available in the 1999-2000 fiscal year to fund a reserve to pay a $240 million final settlement payment on one of the lawsuits referred to above. The payment of this amount on July 10, 2000 was the final payment by the State to settle these two lawsuits. In the 2000-01 budget, the State reduced by $252 million the budgeted contributions to the State plans for employee's retirement ($191.3 million), retiree health benefits ($50 million) and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

         At its 2000 Session, the General Assembly made additional adjustments to the 2000-2001 budget. In the 2000-01 budget, the General Assembly increased the General Fund appropriation support for programs by $891.9 million funded with adjustments to the budget of $664.9 million along with estimated revenue growth for the 2000-2001 fiscal year, resulting in a revised appropriation of $14.05 billion. Agency operating budgets were increased $226.8 million for 2000-2001. One of the major increases included a compensation package for teachers and state employees of $456.7 million, including $286.2 million to support salary increases for teachers, which will average 6.5%. This increase will achieve the goal previously set by the Governor and General Assembly to reach the national average for teacher salaries. In addition, the starting salary for a North Carolina teacher will be at least $25,000 in fiscal year 2000-2001. Eligible state employees will receive a 2.2% cost-of-living increase, 2% career growth increase, and a bonus of $500. In addition to addressing the operating requirements, the General Assembly provided $100 million for repairs and renovations, $14.9 million for capital improvement projects, $120 million for the Savings Reserve Account, and $30 million to the Clean Water Management Trust Fund.

         North Carolina citizens, in November of 1996, voted their approval of the issuance of $1.8 billion of general obligation bonds for the construction of public school facilities. Bond issues of $450 million have been authorized for the 2000-2001 fiscal year for the construction of public school facilities. In November of 1998, North Carolina citizens voted approval of the issuance of $1.0 billion of general obligation bonds for clean water and natural gas infrastructures. Bond issues of $300 million have been authorized for the 2000-2001 fiscal years.

Pending Litigation

         The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State
Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

         1. Leandro et al v. State of North Carolina and State Board of Education -- School Funding. In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems.

         The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff's County is ongoing. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

         2. N.C. School Boards Association et al. v. Harlan E. Boyles, State Treasurer, et al. -- Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools.

         For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84,000,000. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

         3. Faulkenbury v. Teachers' and State Employees' Retirement System, Peele v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System -- Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme

Court in 1997. The case went back to the Superior Court for calculation of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the Retirement systems.

         4. Southeast Compact Commission -- Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion for Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court's original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys fees.

         The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

Other

         The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

         The Portfolio has adopted the following investment restrictions. The "fundamental" policies may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities. The approval of a majority of the Portfolio's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction.

THE FOLLOWING RESTRICTIONS ARE "FUNDAMENTAL" POLICIES OF THE
NORTH CAROLINA PORTFOLIO.

         The Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not issue senior securities except to the extent permitted by the 1940 Act;

         4. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         5. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         6. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         7.   May not act as an underwriter of securities.

THE FOLLOWING RESTRICTIONS ARE NON-FUNDAMENTAL POLICIES OF THE
NORTH CAROLINA PORTFOLIO.

         The following policies are not fundamental and may be changed by the Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment (except for investments in illiquid securities), a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction. The Portfolio:

         1. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that with respect to 50% of the Portfolio's total assets the Portfolio may invest in the securities of as few as four issuers (provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer).* For purposes of this limitation,
____________________

* As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Non-fundamental policy #1 described herein would give the Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

_________________________________________________________________

                           MANAGEMENT
_________________________________________________________________


Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Those Trustees whose names are followed by a footnote are "interested persons" of the Trust as defined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS,**  68, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")*** sole general partner of the Adviser with which he has been associated since prior to 1996.

         JOHN D. CARIFA,** 56, is the President, Chief Operating
Officer, and a Director of ACMC with which he has been associated since prior to 1996.

         SAM Y. CROSS, 73, was, since prior to December 1995, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H.P. DUELL, 62, is President of Middleton Place Foundation with which he has been associated since prior to 1996. He is also a Trustee Emeritus of the National Trust for Historic Preservation and serves as Chairman of the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, 4300 Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 68, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 56, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been

____________________

** An interested person of the Fund as defined in the Act.

***    For purposes of this Statement of Additional
       Information, ACMC refers to Alliance Capital
       Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

associated since prior to 1996.  His address is 65 South Gate
Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 62, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 62, is a Senior Vice
President of ACMC and President and Chief Executive Officer of
Alliance Cash Management Services with which he has been associated since prior to 1996.

         DREW A. BIEGEL - Senior Vice President, 50, is a Vice
President of Alliance Fund Distributors, Inc. ("AFD") with which he has been associated since prior to 1996.

         JOHN R. BONCZEK - Senior Vice President, 41, is a Senior
Vice President of AFD with which he has been associated since prior to 1996.

         DORIS T. CILIBERTI - Senior Vice President, 37, is a
Vice President of AFD with which she has been associated since prior to 1996.

         KATHLEEN A. CORBET - Senior Vice President, 41, is an
Executive Vice President of ACMC with which she has been associated since prior to 1996.

         PATRICIA ITTNER - Senior Vice President, 50, is a Vice
President of AFD with which she has been associated since prior to 1996.

         ROBERT I. KURZWEIL - Senior Vice President, 50, is a
Vice President of AFD with which he has been associated since prior to 1996.

         WAYNE D. LYSKI - Senior Vice President, 59, is an
Executive Vice President of ACMC with which he has been associated since prior to 1996.

         WILLIAM E. OLIVER - Senior Vice President, 51, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

         RAYMOND J. PAPERA - Senior Vice President, 45, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

         FRANCES M. DUNN - Vice President, 30, is a Vice
President of ACMC with which she has been associated since prior to 1996.

         WILLIAM J. FAGAN - Vice President, 39, is an Assistant
Vice President of AFD with which he has been associated since prior to 1996.

         LINDA N. KELLEY - Vice President, 40, is an Assistant
Vice President of AFD with which she has been associated since prior to 1996.

         JOSEPH R. LASPINA - Vice President, 40, is an Assistant
Vice President of AFD with which he has been associated since prior to 1996.

         EILEEN M. MURPHY - Vice President, 29, is a Vice
President of ACMC with which she has been associated since prior to 1996.

         MARIA C. SAZON - Vice President, 34, is a Vice President of ACMC with which she have been associated since 1997. Prior thereto, she was a municipal bond analyst at Financial Guaranty
Insurance Company since prior to 1996.

         EDMUND P. BERGAN, Jr. - Secretary, 50, is a Senior Vice
President and the General Counsel of AFD and Alliance Global
Investor Services, Inc. ("AGIS") with which he has been associated since prior to 1996.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
50, is a Senior Vice President of AGIS and a Vice President of
AFD with which he has been associated since prior to 1996.

         THOMAS R. MANLEY - Controller, 49, is a Vice President of ACMC with which he has been associated since prior to 1996.

         ANDREW L. GANGOLF - Assistant Secretary, 46, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE - Assistant Secretary, 39, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

         As of February 7, 2001, the Trustees and officers as a group owned less than 1% of the shares of the Portfolio. The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2000, the aggregate compensation paid to each of the Trustees during calendar year 2000 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                             Total Number of
                                               Total Number  Investment
                                               of Investment Portfolios
                                 Total         Companies in  Within the
                                 Compensation  the Alliance  Alliance
                                 From the      Fund Complex, Fund Complex,
                   Aggregate     Alliance Fund Including the Including
                   Compensation  Complex,      Fund, as to   the Fund, as
                   From the Fund Including the which the     to which the
                   during its    Fund, during  Trustee is a  Trustee is
Name of Trustee    Fiscal Year   Calendar      Director or   a Director or
of Fund            Ended in 2000 Year 2000     Trustee       Trustee
_____________      ____________  _____________ _____________ ___________

Dave H. Williams   $-0-          $-0-           6             16

John D. Carifa     $-0-          $-0-          45            103

Sam Y. Cross       $4,602        $ 13,250       3             13

Charles H.P. Duell $4,602        $ 13,250       3             13

William H. Foulk   $4,524        $220,738      41            100

David K. Storrs    $4,602        $ 13,250       3             13

Shelby White       $4,602        $ 13,250       3             13


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser managing client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which more than $175 billion represented assets of investment companies). As of December 31, 2000, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 41 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 49 registered investment companies managed by the Adviser, comprising 135 separate investment portfolios, currently have approximately 6.5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange ("NYSE"). As of October 2, 2000, AXA Financial and certain of its subsidiaries were the beneficial owners of approximately 52% of the outstanding Alliance units. Alliance Capital Management Holding L.P. ("Alliance Holding") owned
approximately 30% of the outstanding Alliance units.****   Equity
interests in Alliance Holding are traded on the NYSE in the form of units. Approximately 98% of such units are owned by the public and management or employees of Alliance and approximately 2% are owned by AXA Financial. As of June 30, 2000, AXA, a French insurance holding company, owned approximately 60% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge,
____________________

**** Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to Alliance. Prior thereto, Alliance had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to Alliance, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Funds principal underwriter and transfer agent, respectively, also was transferred to Alliance.

with management supervision and assistance and office facilities. Under the Advisory Agreement, the Portfolio pays an advisory fee at the annual rate of .50 of 1% of the first $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. Pursuant to the Advisory Agreement the Adviser will reimburse the Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

         In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees.

         The Fund has made arrangements with certain broker-dealers, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement with respect to the Portfolio was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on April 7, 2001. The continuance of the Advisory Agreement for an additional annual term was also approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 5, 2000.

         The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with Alliance Fund Distributors, Inc. ("AFD" or the "Distributor"), which applies to all Series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments to the Distributor for distribution assistance and for administrative, accounting and other services from its own resources, which may include the management fee it receives from the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the

Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement for the Fund became effective on July 22, 1992. The Agreement with respect to the Portfolio was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on April 7, 2001. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_________________________________________________________________

               PURCHASES AND REDEMPTION OF SHARES
_________________________________________________________________

         The Portfolio may refuse any order for the purchase of shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts-New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

    1)   Telephone the Portfolio toll-free at (800) 824-1916.
The Portfolio will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Portfolio will then provide you with an account number.

    2)   Instruct your bank to wire Federal funds (minimum
$1,000) exactly as follows:

         ABA 0110 00028
         State Street Bank and Trust Company
         Boston, MA  02101
         Alliance Municipal Trust
         DDA  9903-279-9

         Your account name as registered with the Portfolio
         Your account number as registered with the Portfolio

    3)   Mail a completed Application Form to:

         Alliance Global Investor Services, Inc.
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

Fill out an Application Form.

Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance
Municipal Trust," to Alliance Global Investor Services, Inc. as in A(3) above.

Subsequent Investments

         A.   Investments by Wire (to obtain immediate credit)

Instruct your bank to wire Federal funds (minimum $100) to State
Street Bank and Trust Company ("State Street Bank") as in A(2) above.

         B.   Investments by Check

Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Municipal Trust," to Alliance Global Investor
Services, Inc. as in A(3) above.

Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

Money transmitted by a check drawn on a member of the Federal
Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund.
Checks drawn on banks which are not members of the Federal
Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Portfolio check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

You may withdraw any amount from your account on any Portfolio business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AGIS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Portfolio and the account number.

If your telephone redemption order is received by AGIS prior to 12:00 Noon, Eastern time, we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AGIS after 12:00 Noon and before 4:00 p.m., Eastern time, we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this Statement of Additional Information. AGIS reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Fund nor the Adviser, nor AGIS will be responsible for the authenticity of telephone requests for redemptions that AGIS reasonably believes to be genuine. AGIS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AGIS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card, which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Portfolio by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Global Investor Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_________________________________________________________________

                     ADDITIONAL INFORMATION
_________________________________________________________________

         Automatic Investment Program. A shareholder may purchase shares of the Portfolio through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Portfolio or AGIS at (800) 221-5672.

         Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank and Trust Company ("State Street Bank"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's Distributor accepts purchase orders from its customers up to 2:15 p.m., Eastern time, for issuance at the 4:00 p.m., Eastern time, transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire.
Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Portfolio reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Global Investor Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Retirement Plans. The Portfolio's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Portfolio has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan).
Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AGIS at (800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AGIS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AGIS at (800) 221-5672.

         The Portfolio has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number.

Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Portfolio purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Portfolio can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Portfolio at such time and the income earned.

_________________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_________________________________________________________________

         All net income of the Portfolio is determined after the close of each business day, currently 4:00 p.m., Eastern time, (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of the Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         The Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in the Portfolio's net asset value and are not included in net income. Net asset value per share of the

Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of the Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Pursuant to Rule 2a-7 the Portfolio currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the period prescribed by such rule. The Portfolio maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares of the Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of the Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_________________________________________________________________

                              TAXES
_________________________________________________________________

Federal Income Tax Considerations

         The Portfolio intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Portfolio intends to distribute all of its net income and capital gains, the Portfolio should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by the Portfolio generally are not subject to Federal income tax. See, however, "Investment Objectives and Policies-
Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Portfolio is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of the Portfolio.

         Substantially all of the dividends paid by the Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder. At such time, the shareholder will also be advised of the portion of the dividends that is exempt from North Carolina income tax.

         It is anticipated that individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the Portfolio to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; Guam, Puerto Rico or the Virgin Islands including the governments thereof or their agencies, instrumentalities and authorities or (ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the Portfolio complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code.

         Other distributions from the Portfolio (except distributions of capital gains attributable to the sale by the Portfolio of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North
Carolina income tax.

         Shares of the Portfolio will not be subject to an intangibles tax in North Carolina.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1998, 1999 and 2000, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of the Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting the Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of the Portfolio vote as a separate class. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At February 7, 2001, there were 4,317,951,874 shares of beneficial interest of the Fund outstanding. Of this amount 1,449,995,153 were for the General Portfolio; 916,412,632 were for the New York Portfolio; 733,993,054 were for the California Portfolio; 228,833,430 were for the Connecticut Portfolio;

366,331,824 were for the New Jersey Portfolio; 136,686,632 were for the Virginia Portfolio; 256,138,725 were for the Florida Portfolio; 129,563,632 were for the Massachusetts Portfolio; 86,774,554 were for the Pennsylvania Portfolio; and 13,222,238 were for the Ohio Portfolio.

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund and the Adviser.

         Accountants. An opinion relating to the Portfolio's financial statements is given herein by PricewaterhouseCoopers
LLP, New York, New York, independent accountants for the Fund.

         Yield Quotations. Advertisements containing yield quotations for the Portfolio may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Portfolio. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Portfolio's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

         Yield quotations for the Portfolio are thus determined by (i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of the Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

         effective yield = [(base period return + 1) 365/7] - 1.

         Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.
You can arrange for a copy of each of your account statements to be sent to other parties.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_________________________________________________________________

                           APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
_________________________________________________________________

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

         Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

         Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_________________________________________________________________

                           APPENDIX B
                DESCRIPTION OF SECURITIES RATING
_________________________________________________________________

Municipal and Corporate Bonds and Municipal Loans

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.























                                2
00250253.AA2